Greenspring Income Opportunities Fund Institutional Shares: GRIOX Summary Prospectus January 31, 2026 www.greenspringfunds.com
Before you invest, you may want to review the Greenspring Income Opportunities Fund’s (the “Fund”)
prospectus and statement of additional information (“SAI”), which contain more information about the
Fund and its risks. The current prospectus and SAI dated January 31, 2026 (as each may be amended or supplemented), are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://
www.greenspringfunds.com/income-opportunities-fund. You can also get this information at no cost by calling 1-833-574-7469 or by sending an e-mail request to info@greenspringfund.com.

Summary Section
Investment Objective
The Greenspring Income Opportunities Fund (the “Fund”) seeks to provide a high level of current income, with the potential for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Retail Shares(1)
Management Fees	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	None	0.25%
Shareholder Servicing Fee(2)	0.10%	0.10%
Other Expenses	0.13%	0.13%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%
Total Annual Fund Operating Expenses	0.85%	1.10%
(1)Retail Shares are not currently offered. “Other Expenses” for Retail Shares are estimated based on “Other Expenses” for
Institutional Shares.
(2)The Fund has implemented a Shareholder Servicing Plan on behalf of its Institutional and Retail Shares that allows the
Fund to make payments of up to 0.10% for Institutional and Retail Shares to financial intermediaries and other service providers in return for shareholder servicing and maintenance of Institutional and Retail shareholder accounts.
(3) Acquired fund fees and expenses (“AFFE”) are indirect costs of the Fund’s investments in other investment companies during the year. As a result, “Total Annual Fund Operating Expenses” in the table above may not correlate  to the ratio of operating expenses to average net assets after reimbursements found within the “Financial Highlights” section of this prospectus, which does not include AFFE.  The ratio of operating expenses to average net assets after reimbursements found within the “Financial Highlights” section of this prospectus includes a recoupment amount of 0.02%.  Effective
October 1, 2025, Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”), the Fund’s investment adviser, has voluntarily agreed to waive its ability to recoup previously waived advisory fees or reimbursed expenses under the terms of an operating expense limitation agreement, and therefore the 0.02% of recouped expenses shown in the Financial
Highlights is not expected to be incurred going forward.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed above is reflected only through June 30, 2027.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Shares	$87	$271	$471	$1,049
Retail Shares	$112	$350	$606	$1,340
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”
its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the
Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in a diversified portfolio of fixed income securities, including high-yield fixed income securities (sometimes referred to as “junk” bonds) of corporate issuers as a principal investment. The Fund may also invest in convertible securities, investment grade corporate securities, bank loans to corporate borrowers, variable or floating rate instruments, U.S.
Government and Agency securities and debt issued by non-U.S. companies.
High-yield securities typically pay high current interest and may offer potential capital appreciation in certain circumstances; however, they also involve additional risks as compared to investment-grade fixed income securities. The Adviser considers high yield bonds to be those that are rated below investment grade (lower than BBB- by S&P Global Ratings or lower than Baa3 by Moody’s Credit Ratings or, if unrated, deemed by the Adviser to be of comparable quality), including those that are in default at the time of purchase. Convertible securities are bonds or preferred stocks that are convertible into common stock or other equity interests at a predetermined price or conversion ratio during a specified period. Non-
U.S. companies are defined as those that are domiciled or headquartered outside of the United States or whose primary business activities or principal trading markets are located outside of the United States.
The Fund may also invest in equity securities of U.S. and non-U.S. companies. These investments will typically focus on preferred stocks, but the Fund may also hold common stocks.
While the Fund may invest in securities of any maturity, the Fund will normally seek to maintain a weighted average portfolio duration of three years or less. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates.
In selecting securities for the Fund, the Adviser performs detailed fundamental credit analysis, including factors such as capital structure, cash flow, and earnings potential. The Adviser also considers qualitative factors such as a company’s competitive position, business prospects, management, and industry dynamics.
The Adviser may reduce or exit positions when it believes doing so is appropriate and consistent with the
Fund’s objective, or when market conditions, particular industries, or company-specific issues warrant such action.
If the Adviser cannot find securities that meet its investment criteria for the Fund, or for cash management purposes, it may invest in high-quality, short-term money market instruments, including money market funds.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.
Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
•General Market Risk; Recent Market Events. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
•Management Risk. Investment strategies employed by the Adviser in selecting investments for the
Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•Fixed Income Securities Risk. Fixed income securities are subject to the risk that the issuer may not make principal and interest payments when they are due. Fixed-income securities may be subject to credit, interest rate, call or prepayment, liquidity, event and extension risks which are more fully described below.
◦Credit Risk. An issuer may not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion of the Adviser or a nationally recognized statistical rating organization (“NRSRO”) as to the credit quality of an issuer and may prove to be inaccurate.
◦Interest Rate Risk. The value of investments in fixed income securities fluctuates with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Interest rates, and the value of the Fund’s fixed income securities, may be impacted by current government fiscal and monetary policy initiatives.
◦Call or Prepayment Risk. During periods of declining interest rates, a bond issuer may
“call” or repay its high yielding bonds before their maturity dates. In times of declining interest rates, the Fund’s higher yielding securities may be prepaid offering less potential for gains, and the Fund may have to replace them with securities having a lower yield.
◦Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.
◦Event Risk. Corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
◦Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
•High-Yield Fixed Income Securities Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.
Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Convertible Securities Risk. The value of convertible securities depends in part on interest rate changes and the credit quality of the issuers. The value of these securities will also change based on changes in the value of the underlying stock. Convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally have lower coupons than non-convertible bonds.
•Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Equity securities, including preferred stocks, and hybrid securities that have equity characteristics may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests.
Preferred stocks and hybrid securities generally are subject to more risks than debt securities because stockholders’ claims are subordinated to those of holders of debt securities upon the bankruptcy of the issuer.
•Bank Loan Risk. Bank loans (“loans”) are usually rated below investment grade. The market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Investments in loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, the floating rate feature of loans means that loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. Loans are also subject to prepayment risk.
The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market.
Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle and it may take the Fund significant time to receive proceeds after a sale. The Fund may hold cash, sell investments or temporarily borrow from banks to meet short-
term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.
•U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value
(“NAV”) or performance of the Fund, which will vary with changes in interest rates, the
Adviser’s performance and other market conditions.
•Foreign Securities and Currency Risk. Foreign securities held by the Fund are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.
Income earned on foreign securities may be subject to foreign withholding taxes.
• Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The
Fund and the Adviser seek to reduce these operational risks through controls and procedures.
However, these measures do not address every possible risk and may be inadequate to address these risks.
Performance Information
The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing the performance of the Fund since inception and by showing how the Fund’s average annual returns for the one year and since inception periods compared with those of the Bloomberg U.S.
Aggregate Bond Index, which is a broad measure of market performance, and the ICE BofA 1-3 Year BB
US Cash Pay High Yield Index (the Fund’s benchmark). The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.greenspringfunds.com or by calling (833)
574-7469.
Calendar Year Returns as of December 31

10%
5%
0%
-5%
7.83%
6.73%
6.39%
-0.73%
2022
2023
2024
2025

During the period of time shown in the bar chart, the highest return for a calendar quarter was 3.47% for the quarter ended December 31, 2023 and the lowest return for a calendar quarter was -3.83% for the quarter ended June 30, 2022.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)

	1 Year	Since Inception (December 15, 2021)
Institutional Shares
Return Before Taxes	6.39%	4.95%
Return After Taxes on Distributions	3.81%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	3.77%	2.81%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.04%
ICE BofA 1-3 Year BB US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	7.22%	4.90%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing
“Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser
Corbyn Investment Management, Inc. is the Fund’s investment adviser.
Portfolio Managers
Michael Pulcinella, President and Portfolio Manager; George Truppi, CFA, Senior Vice President and
Portfolio Manager; and Charles vK. Carlson, CFA, Portfolio Manager, each of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have managed the
Fund since its inception in December 2021.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to:
Greenspring Income Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252 Kansas
City, MO 64121-9252, by telephone at (833) 574-7469, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Institutional Shares and
Retail Shares of the Fund is $2,500 and $1,000, respectively. Additional investments may be made in any amount. Retail Shares are not currently offered for sale.
Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the
Fund, the Adviser and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.